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                                                                   EXHIBIT 10.9


                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (this "Agreement") is made as of August 27, 1999 by and between EDUTREK INTERNATIONAL, INC., a Georgia corporation (the "Company"), and R. STEVEN BOSTIC, an individual resident of the State of Georgia ("Bostic").

                              W I T N E S S E T H:

      WHEREAS, Bostic has extended certain financial accommodations to the Company as evidenced by that certain Promissory Note, dated as of the date hereof, executed by the Company in favor of Bostic in the original principal amount of $1,000,000 (the "Note"); and

      WHEREAS, pursuant to the terms and conditions of the Note, it must be repaid only from the payment of the tax refund claims of the Company arising in connection with the Company's federal or state income taxes for its tax year ending September 30, 1999 (the "Tax Refunds"); and

      WHEREAS, the Company and Bostic desire to execute this Agreement to provide security for the prompt and complete payment when due of all Obligations (as defined below) owing from the Company to Bostic under the Note;

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                                  DEFINITIONS

      Section 1.1 Definitions. Whenever used in this Agreement, the following terms shall have the meanings stated below:

      "Event of Default" - each of the events described in Article III hereof.

      "Obligations" - any and all amounts, loans, advances, debts, liabilities, obligations, payments, covenants and duties owing by the Company to Bostic of any kind and description under the Note, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including, without limitation, all interest not paid when due, which Obligations must be repaid only from the Tax Refunds.

      "UCC" - the Uniform Commercial Code as enacted in the State of Georgia as of the date of this Agreement. Any and all terms used in this Agreement which are defined in the UCC shall be construed and defined in accordance with the meaning and definition ascribed to such terms under the UCC.


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                                  ARTICLE II.

                               SECURITY INTEREST

      To secure timely payment (from the Tax Refunds) and performance in full of the Obligations, subject to the security interest of First Union National Bank in the Tax Refunds, the Company hereby sells, assigns, conveys, mortgages, pledges, hypothecates and transfers and hereby grants to Bostic a right of setoff against and a continuing lien upon and security interest in and to the Tax Refunds and all proceeds thereof.

                                  ARTICLE III.

                               EVENTS OF DEFAULT

      Section 3.1 Events of Default. The occurrence of any of the following shall constitute an "Event of Default":

      (a) The Company shall fail to pay when due any principal of, or interest on, the Note or any other Obligation and fails to cure such failure to pay within ten (10) days of notice from Bostic of such failure to pay;

      (b) The Company (i) makes an assignment for the benefit of creditors,
(ii) admits in writing that it is unable to pay its debts generally as they become due, (iii) files a petition in bankruptcy, or for reorganization or for an adoption of an arrangement under the Bankruptcy Act (as now or in the future amended), or an answer to a petition seeking relief therein provided, (iv) has a petition in bankruptcy filed against it which petition is not dismissed within ninety (90) days of the filing thereof, (v) consents to the appointment of a receiver or trustee for all or a substantial part of its property, or (vi) has a petition filed against its for the appointment of a receiver for all or a substantial part of its property and such petition is not dismissed within ninety (90) days of the filing thereof.

      Section 3.2 Remedies Upon Default. At any time after the occurrence and during the continuance of an Event of Default, Bostic may, at its election and without demand, do any one or more of the following, all of which are authorized by the Company:

      (a) Declare all Obligations to be immediately due and payable; or

      (b) Without notice to or demand upon the Company or any guarantor of the Obligations of the Company, make such payments and do such acts as Bostic considers necessary or reasonable to protect his security interest in the Tax Refunds.

      Section 3.3 Remedies Cumulative. Except as otherwise provided herein, Bostic may exercise any of the remedies set forth above without notice of his election to the Company. Bostic's rights and remedies under this Agreement and all other agreements shall be cumulative. Bostic shall have all other rights and remedies not inconsistent herewith as provided under the UCC, by law or in equity. No exercise by Bostic of one right or remedy shall be deemed an election, and no waiver by Bostic of any default on the Company's part shall be deemed a continuing waiver. No delay by Bostic shall constitute a waiver, election or acquiescence by it.


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                                  ARTICLE IV.

                                 MISCELLANEOUS

      Section 4.1 Amendments; Waiver; Consent. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by Bostic (and in the case of amendments, the Company), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      Section 4.2 Notices. All notices and other communications relating to this Agreement shall be in writing and addressed as follows:

      If to Bostic:                        Mr. R. Steven Bostic
                                           75 14th Street
                                           Apt. 4640
                                           Atlanta, Georgia 30309

      If to the Company:                   EduTrek International, Inc.
                                           6600 Peachtree-Dunwoody Road
                                           500 Embassy Row
                                           Atlanta, Georgia 30328

or to such other address as the respective party or its successors or assigns may subsequently designate by proper notice. All such notices and communications shall be effective when personally delivered or three (3) days after being sent by certified mail, postage prepaid, addressed as aforesaid.

      Section 4.3 No Waiver. No failure on the part of Bostic to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

      Section 4.4 Binding Effect; Governing Law. This Agreement shall be binding upon and inure to the benefit of the Company and Bostic and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Bostic. This Agreement, and any other documents delivered hereunder shall be governed by, and construed in accordance with, the laws of the State of Georgia, excluding its conflict of laws provisions.

       IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year first above written.


                                    EduTrek International, Inc.


                                    By:    /s/ Daniel D. Moore
                                       -----------------------------------------
                                    Title: Chief Financial Officer
                                          --------------------------------------




                                    /s/ R. Steven Bostic
                                    --------------------------------------------
                                    R. Steven Bostic


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